SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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LANDEC CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 27, 2003

TO THE SHAREHOLDERS OF LANDEC CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Landec Corporation (the “Company”) will be held on Thursday, March 27, 2003, at 4:30 p.m., local time, at the Sheraton Hotel, 625 El Camino Real, Palo Alto, CA 94301 for the following purposes:

1.

To elect four directors to serve for a term expiring at the Annual Meeting of Shareholders held in the second year following the year of their election and until their successors are duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending October 26, 2003; and

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on January 31, 2003, are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

BY ORDER OF THE BOARD OF DIRECTORS

GEOFFREY P. LEONARD
Secretary

Menlo Park, California
February 24, 2003

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

(Intentionally Left Blank)

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 27, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Landec Corporation (“Landec” or the “Company”), a California corporation, for use at the Annual Meeting of Shareholders to be held on Thursday, March 27, 2003, at 4:30 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Sheraton Hotel, 625 El Camino Real, Palo Alto, CA 94301. The telephone number at that location is (650) 328-2800.

     The Company’s principal executive offices are located at 3603 Haven Avenue, Menlo Park, California 94025. The Company’s telephone number at that location is (650) 306-1650.

Solicitation

     These proxy solicitation materials were mailed on or about February 24, 2003, to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and the reimbursement of brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     The Company will provide a copy of the Company’s Annual Report on Form 10-K for the year ended October 27, 2002, including financial statements and financial statement schedules (but not exhibits), without charge to each shareholder upon written request to Gregory S. Skinner, Chief Financial Officer, Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025 (telephone number: (650) 306-1650). Exhibits to the Annual Report may be obtained upon written request to Mr. Skinner and payment of the Company’s reasonable expenses in furnishing such exhibits.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Gregory S. Skinner, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person.

Voting

     Holders of Common Stock are entitled to one vote per share and holders of Series B Preferred Stock, each share of which is convertible into ten (10) shares of Common Stock, are entitled to one vote for each share of Common Stock into which such Preferred Stock could be converted.

     Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. A majority of the shares entitled to vote, represented either in person or by proxy, will constitute a quorum for transaction of business. Except with respect to the election of directors, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present is required for approval of proposals presented to shareholders. In addition, the shares voting affirmatively must also constitute at least a majority of the required quorum. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in determining the approval of any matter submitted to shareholders for a vote. Accordingly, abstentions will have the same effect as a vote against a proposal. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR election of the director nominees proposed by the Board of Directors, FOR ratification of the Company’s appointment of Ernst & Young LLP as independent auditors for the Company, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be counted for purposes of determining the presence of a quorum, but will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

Record Date and Share Ownership

     Only shareholders of record at the close of business on January 31, 2003, are entitled to notice of and to vote at the meeting. As of the record date, 21,103,480 shares of the Company’s Common Stock, par value $0.001 per share, were issued and outstanding and 154,633 shares of the Company’s Series B Preferred Stock, par value $0.001 per share, each share of which is convertible into ten (10) shares of Common Stock, were issued and outstanding.

Deadline for Receipt of Shareholder Proposals for the Company’s Annual Meeting of Shareholders in 2004

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2004 Annual Meeting of Shareholders must be received by the Chief Financial Officer of the Company no later than October 27, 2003, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     Also, if a shareholder does not notify the Company on or before January 9, 2004, of a proposal for the 2004 Annual Meeting of Shareholders, management intends to use its discretionary voting authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the 2004 Annual Meeting of Shareholders.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

     The Company’s bylaws currently provide for not less than four or more than seven directors, and the Company’s Articles of Incorporation provide for the classification of the Board of Directors into two classes serving staggered terms. The Company’s Board of Directors currently consists of seven persons, including four Class I directors and three Class II directors. Each Class I and Class II director is elected for a two year term, with Class I directors elected in odd-numbers years (e.g., 2003) and the Class II directors elected in even numbered years (e.g., 2004). Accordingly, at the Annual Meeting, four Class I directors will be elected.

     The Board of Directors has nominated the four persons named below to serve as Class I directors until the next odd-numbered year Annual Meeting during which their successors will be elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Assuming a quorum is present, the four nominees for director receiving the greatest number of votes cast at the Annual Meeting will be elected.

Nominees For Class I Directors

Class I Directors

Name	Age	Principal Occupation	Director Since

Frederick Frank	70	Vice Chairman and Director of Lehman Brothers	1999
Stephen E. Halprin	64	General Partner of OSCCO Ventures	1988
Richard S. Schneider, Ph.D	62	Retired General Partner, Domain Partners II, L.P.	1991
Kenneth E. Jones	56	Chairman and Chief Executive Officer of Globe Wireless	2001

     Except as set forth below, each of the Class I directors has been engaged in the principal occupation set forth next to his name above during the past five years.

     Frederick Frank has served as a director since December 1999. Mr. Frank has been with Lehman Brothers for 33 years and was named to his current position of Vice Chairman in 1996. Before that, Mr. Frank was associated with Smith Barney where he was Vice President, Co-Director of Research, and a Director. During his 44 years on Wall Street, Mr. Frank has been involved in numerous financings and merger and acquisition transactions. He serves on the board of directors of several companies, including Pharmaceutical Product Development, Inc., Diagnostic Products Corp., Digital Arts and Sciences, eSoft Inc. and Business Engine. He is a graduate of Yale University, received an M.B.A. from Stanford University and holds a C.F.A. designation.

     Stephen E. Halprin has served as a director since April 1988. Since 1971, Mr. Halprin has been a general partner of OSCCO Ventures. Mr. Halprin has been an active member of the venture community since 1968 and serves on the Board of Directors of a number of privately-held technology companies. Mr. Halprin received a B.S. from the Massachusetts Institute of Technology and an M.B.A. from Stanford University.

     Richard S. Schneider, Ph.D. has served as a director since September 1991. From October 1990 until his retirement in 1999, Dr. Schneider was a general partner of Domain Associates and Domain Partners II, L.P. Dr. Schneider has over 25 years of product development experience in the fields of medical devices and biotechnology. Prior to pursuing a career in venture capital, Dr. Schneider was Vice President of Product Development at Syva/Syntex Corporation and President of Biomedical

Consulting Associates. He is a member of the Board of Directors of SonoSite, Inc. and a number of privately-held life science companies. Dr. Schneider received a Ph.D. in chemistry from the University of Wisconsin, Madison.

     Kenneth E. Jones has served as a director since May 2001. Mr. Jones has been with Globe Wireless since 1994 and was named to his current position, Chairman and Chief Executive Officer, in 1997. Globe Wireless is a leading provider of marine communications services world-wide with operations in 23 countries. Prior to Globe Wireless, Mr. Jones was Chief Executive Officer and Founder of Ditech Communications, a publicly traded telecommunications technology company. Mr. Jones’ prior experience includes serving as President and Chief Executive Officer of a private label food business and Vice President and Chief Financial Officer of Hills Bros. Coffee, Inc. of San Francisco, CA. He is a graduate of the University of Nebraska in Chemical Engineering and received an M.B.A. from Harvard University.

Class II Directors

     Directors continuing in office until the 2004 Annual Meeting of Shareholders:

Name of Nominee	Age	Principal Occupation	Director Since

Gary T. Steele	54	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	1991
Kirby L. Cramer	66	Chairman Emeritus of Hazleton Laboratories Corporation	1994
Richard Dulude	69	Retired Vice Chairman, Corning, Inc.	1996

     Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his name above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Gary T. Steele has served as President, Chief Executive Officer and a director since September 1991 and as Chairman of the Board of Directors since January 1996. Mr. Steele has over 20 years of experience in the biotechnology, instrumentation and material science fields. From 1985 to 1991, Mr. Steele was President and Chief Executive Officer of Molecular Devices Corporation, a bioanalytical instrumentation company. From 1981 to 1985, Mr. Steele was Vice President, Product Development and Business Development at Genentech, Inc., a biomedical company focusing on pharmaceutical drug development. Mr. Steele has also worked with McKinsey and Co. and Shell Oil Company. Mr. Steele received a B.S. from Georgia Institute of Technology and an M.B.A. from Stanford University.

     Kirby L. Cramer has served as a director since December 1994. Since April 1987, Mr. Cramer has been Chairman Emeritus of Hazleton Laboratories Corporation. He also serves as a director of SonoSite, Inc., Corus Pharma, Array BioPharma, DJ Orthopedics and Harris Bank, N.A. Mr. Cramer received a B.A. from Northwestern University, M.B.A. from the University of Washington and completed the Advanced Management Program at Harvard Business School, and holds the C.F.A. designation.

     Richard Dulude has served as a director since May 1996. Mr. Dulude retired as Vice Chairman of Corning Inc. in 1993 after a 36 year career in which he held various general management positions in Corning’s telecommunications, materials, consumer and international businesses, including positions as Chairman and Chief Executive Officer of SIECOR Corporation and Chairman and Chief Executive Officer of Corning-Vitro Corporation. Mr. Dulude is currently a director of AMBAC, Inc. and several private companies. Mr. Dulude received a B.S. in Mechanical Engineering from Syracuse University.

Board of Directors Meetings and Committees

     The Board of Directors held a total of seven meetings during the fiscal year ended October 27, 2002. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee currently consists of Mr. Halprin, Mr. Dulude and Mr. Jones, each of whom meets the current independence requirements of the Securities and Exchange Commission (the “Commission”) and the National Association of Securities Dealers (the “NASD”). The Audit Committee assists the Board of Directors in its oversight of Company affairs relating to the quality and integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditors, and the Company’s compliance with legal and regulatory requirements. The Audit Committee is responsible for appointing the Company’s independent auditors, and approving the services performed by the independent auditors and for reviewing and evaluating the Company’s accounting principles and its system of internal accounting controls. The Audit Committee held four meetings during fiscal year 2002. The Board of Directors has adopted a written charter for the Audit Committee.

     The Compensation Committee currently consists of Mr. Cramer, Mr. Dulude, and Dr. Schneider. The function of the Compensation Committee is to review and set the compensation of the Company’s Chief Executive Officer and certain of its most highly compensated officers, including salary, bonuses and other incentive plans, stock options and other forms of compensation, to administer the Company’s stock plans and approve stock option awards and to oversee the career development of senior management. The Compensation Committee held two meetings during fiscal year 2002.

     The Nominating Committee currently consists of Mr. Cramer and Mr. Halprin. The function of the Nominating Committee is to recommend qualified candidates for election as officers and directors of the Company. Shareholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company and providing the candidate’s name, biographical data and qualifications. The Nominating Committee held no meetings in fiscal year 2002.

     Mr. Jones did not attend one meeting of the Audit Committee and two meetings of the Board of Directors. All other directors attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served during the fiscal year ended October 27, 2002.

Compensation of Directors

     For the fiscal year ended October 27, 2002, each nonemployee director earned $5,000 per quarter and was reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof.

     Nonemployee directors of the Company are automatically granted options to purchase shares of the Company’s Common Stock pursuant to the terms of the Company’s 1995 Directors’ Stock Option Plan (the “Directors’ Plan”). Under the Directors’ Plan, each nonemployee director who has not previously been granted an equivalent option under any stock option plan of the Company will be granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (the “First Option”) on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each annual meeting of the shareholders, such nonemployee director (including directors who were not eligible for a First Option) will be granted an additional option to purchase 10,000 shares of Common Stock (a “Subsequent Option”) if, on such date, he or she shall have served on the Company’s Board of Directors for at least six months prior to the date of such annual meeting. The First Option and each Subsequent Option are fully vested and exercisable on the date of grant. Options granted under the Directors’ Plan have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant with a term of ten years.

     Messrs. Cramer and Dulude and, subject to their election to the Board of Directors by the shareholders at the Annual Meeting, Messrs. Frank, Halprin, Jones and Dr. Schneider, will each be automatically granted an option to purchase 10,000 shares of Common Stock on the date of the Annual Meeting pursuant to the Directors’ Plan. As of January 27, 2003, options to purchase 3,877,907 shares of the Company’s Common Stock were outstanding. As of the same date, Messrs. Cramer, Dulude, Frank, Halprin, Jones, and Dr. Schneider, the nonemployee directors, had been granted options to purchase 96,520 shares, 79,000 shares, 50,000 shares, 60,000 shares, 30,000 shares and 50,000 shares, respectively, of the Company’s Common Stock under the Directors’ Plan.

Required Vote

     The four Class I director nominees receiving the highest number of affirmative votes of shares of the Company’s capital stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed the firm of Ernst & Young LLP as the Company’s independent auditors to audit the financial statements of the Company for the fiscal year ending October 26, 2003, and recommends that the shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Audit Committee will reconsider its selection. Ernst & Young LLP has audited the Company’s financial statements for the fiscal years ending October 31, 1994 through October 27, 2002. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company’s annual financial statements for fiscal year 2001 and 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q for fiscal years 2001 and 2002 were $370,378 and $510,438, respectively.

Audit-Related Fees

     The aggregate fees billed by Ernst & Young LLP for professional services relating to employee benefit audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards, taken as a whole were $0 for fiscal years 2001 and 2002.

Tax Fees

     The aggregate fees billed by Ernst & Young LLP for professional services relating to tax compliance, tax planning and tax advice taken as a whole were $79,895 and $107,533 for fiscal years 2001 and 2002, respectively.

All Other Fees

     The aggregate fees billed by Ernst & Young LLP for professional services rendered other than as stated under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above for fiscal years 2001 and 2002 were $0.

     The Audit Committee considers the provisions of these services to be compatible with maintaining the independence of Ernst & Young LLP.

Required Vote

     The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors requires the affirmative vote of the holders of a majority of the shares of the Company’s capital stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting a majority of the required quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 26, 2003.

EXECUTIVE OFFICERS OF THE COMPANY

     The following sets forth certain information with regard to executive officers of Landec Corporation. Ages are as of January 6, 2003.

     Gary T. Steele (age 54) has been President and Chief Executive Officer of the Company since 1991 and Chairman of the Board of Directors since January 1996. Mr. Steele has over 20 years of experience in the biotechnology, instrumentation and material science fields. From 1985 to 1991, Mr. Steele was President and Chief Executive Officer of Molecular Devices Corporation, a bioanalytical instrumentation company. From 1981 to 1985, Mr. Steele was Vice President, Product Development and Business Development at Genentech, Inc., a biomedical company focusing on pharmaceutical drug development. Mr. Steele has also worked with McKinsey and Co. and Shell Oil Company.

     David D. Taft, Ph.D. (age 64) has been Chief Operating Officer of the Company since 1993 and is also Chief Operating Officer of Apio, Inc, effective, October 2002. Dr. Taft also served as a director of the Company from June 1990 through December 1995. From February 1986 to April 1993, Dr. Taft was Vice President and Group Manager of the Manufacturing Group at Raychem Corporation. From July 1983 to January 1986, Dr. Taft was Group Manager of the Telecom Group at Raychem Corporation and was appointed to the position of Vice President in October 1984. Dr. Taft has over 25 years of experience in the specialty chemical industry in research and development, sales and marketing, manufacturing and general management. Prior to joining Raychem Corporation, Dr. Taft was Executive Vice President of the Chemical Products Division and a Director of Henkel Corporation, a chemical manufacturing company. Dr. Taft was also an executive with General Mills Chemicals.

     Thomas F. Crowley (age 58) has been President and Chief Executive Officer of Landec Ag, Inc., a subsidiary of the Company, since November, 1996. From 1991 to 1995, Mr. Crowley was President and Chief Executive Officer of Broadcast Partners, a satellite communications firm serving farmers throughout North America with its FarmDayta information service. Broadcast Partners was a joint venture of Pioneer Hybrid, Farmland Industries and Illinois Farm Bureau and was sold to Data Transmission Network, Inc. in May 1996.

     Nick Tompkins (age 48) has been President and Chief Executive Officer of Apio, Inc., a subsidiary of Landec, since Landec acquired Apio in December 1999. Mr. Tompkins founded Apio in 1980 and has been its only President and Chief Executive Officer. Since 1997, Mr. Tompkins has been the Chairman of the Ag Business Advisory Council for California Polytechnics State University.

     Larry Greene (age 48) has been Vice President of Intellipac of the Company since 1996. From 1995 to 1996, Mr. Greene served as General Manager of the Company’s QuickCast business line. From 1993 to 1995, Mr. Greene served as Vice President of Product Development for Landec, and from 1987 to 1993 he held a variety of product development and commercial development positions for the Company. Prior to joining Landec, Mr. Greene was Manager of the Asia Pacific Region for Zoecon Corporation, a manufacturer of consumer and animal healthcare products, where he was responsible for product development, marketing and technology licensing in Japan, Taiwan, Korea and China.

     Gregory S. Skinner (age 41) has been Chief Financial Officer and Vice President of Finance of the Company since November 1999 and Vice President of Administration since November 2000. From May 1996 to October 1999, Mr. Skinner served as Controller of the Company. From 1994 to 1996, Mr. Skinner was Controller of DNA Plant Technology, and from 1988 to 1994 he was with Litton Electron Devices. Prior to joining Litton Electron Devices, Mr. Skinner was with Litton Industries Inc. and Arthur Anderson & Company.

     Steven P. Bitler, Ph.D. (age 45) has been Vice President, Corporate Technology of the Company since March 2002. From 1988 until March 2002, Mr. Bitler held various positions with the Company related to the Company’s new polymer product development and thermal switch products. Prior to joining Landec he developed new high strength polymeric materials at SRI International.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company’s Common Stock as of January 27, 2003 as to (i) each person who is known by the Company to beneficially own more than five percent of any class of the Company’s voting stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement, and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned(1)

5% Shareholders, Directors, Named Executive Officers, and Directors and Executive Officers as a Group	Number of Shares of Common Stock		Percent of Total(2)	Number of Shares of Preferred Stock(3)		Percent of Total	Common Stock and Preferred Stock Voting Power Percentage

Benson Associates, LLC.	1,369,800	(4)	6.49%	0		*	6.05%
111 Southwest Fifth Avenue, Suite 2130 Portland, OR 97204-3624

Gary T. Steele	657,945	(5)	3.06%	0		*	2.87
Chairman of the Board of Directors, Chief Executive Officer and President

David D. Taft, Ph.D.	373,130	(6)	1.75%	0		*	1.63%
Chief Operating Officer

Thomas Crowley	71,162	(7)	*	0		*	*
President and Chief Executive Officer of Landec Ag, Inc.

Mr. Nicholas Tompkins	1,958,433	(8)	8.81%	0		*	8.24%
Chief Executive Officer of Apio, Inc. and Senior Vice President

Gregory S. Skinner	220,510	(9)	1.04%	0		*	*
Chief Financial Officer and Vice President of Finance & Administration

Kirby L. Cramer, Director	140,000	(10)	*	0		*	*

Richard Dulude, Director	91,903	(11)	*	0		*	*

Frederick Frank, Director	1,716,670	(12)	8.13%	0		*	7.58%

Stephen E. Halprin, Director	132,004	(13)	*	0		*	*

Kenneth E. Jones, Director	762,492	(14)	3.61%	1,546,330	(15)	100%	10.19%

Richard S. Schneider, Ph.D., Director	103,297	(16)	*	0		*	*

All directors and executive officers as a group (13 persons)	6,523,512	(17)	27.58%	1,546,330	(17)	100%	25.88%

          * Less than 1%

(1)

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of capital stock.

(2)

As of January 27, 2003, 21,103,480 shares of Common Stock were issued and outstanding. Percentages are calculated with respect to a holder of options exercisable prior to March 28, 2003 as if such holder had exercised its options. Option shares held by other holders are not included in the percentage calculation with respect to any other holder.

(3)	As of January 27, 2003, 154,633 shares of Series B Preferred Stock, convertible into 1,546,330 shares of Common Stock, were issued and outstanding.

(4)	This information is based on a Schedule 13F filed with the SEC on September 30, 2002 by Benson Associates, LLC.

(5)

This number includes 272,925 shares held in trust of which Mr. Steele is a beneficial owner and 6,098 shares owned directly by Mr. Steele. This also includes 378,922 shares subject to outstanding stock options exercisable on or before March 28, 2003.

(6)	This number includes 210,475 shares subject to outstanding stock options exercisable on or before March 28, 2003.

(7)

This number includes 45,728 shares subject to outstanding stock options exercisable on or before March 28, 2003. Excludes 500,000 shares subject to outstanding Landec Ag, Inc. stock options exercisable on or before March 28, 2003.

(8)

This number includes 416,666 shares owned by Kathleen Tompkins, Mr. Tompkins’ wife. This number also includes 1,125,000 shares subject to outstanding stock options exercisable on or before March 28, 2003. Excludes 2,000,000 shares subject to outstanding Apio, Inc. stock options exercisable on or before March 28, 2003.

(9)

This number includes 26,937 shares subject to outstanding stock options exercisable on or before March 28, 2003, owned by Stacia Skinner, Mr. Skinner’s wife, and 4,112 shares owned by Mrs. Skinner. This number also includes 162,641 shares subject to outstanding stock options exercisable on or before March 28, 2003.

(10)	This number includes 96,520 shares subject to outstanding stock options exercisable on or before March 28, 2003.

(11)	This number includes 79,000 shares subject to outstanding stock options exercisable on or before March 28, 2003.

(12)	This number includes 50,000 shares subject to outstanding stock options exercisable on or before March 28, 2003.

(13)

This number includes 20,033 shares owned by OSCCO III, L.P. of which Mr. Halprin is a general partner. Includes 51,971 shares held in a trust of which Mr. Halprin is a beneficial owner. Also includes 60,000 shares subject to outstanding stock options exercisable on or before March 28, 2003. Mr. Halprin disclaims beneficial ownership in the shares owned by OSCCO III, L.P. except to the extent of his pecuniary interest therein.

(14)

This number includes 206,000 shares owned by Western General Corp., of which Mr. Jones is president and a director. This number also includes 526,492 shares owned by Seahawk Investment Trust of which Mr. Jones is a trustee. This also includes 30,000 shares subject to a stock option exercisable on or before March 28, 2003.

(15)	This number consists of 154,633 shares of Series B Preferred Stock owned by Seahawk Investment Trust of which Mr. Jones is a trustee, that are convertible into 1,546,330, shares of common stock.

(16)

This number also includes 12,903 shares held in a trust of which Dr. Schneider is a beneficial owner and 40,394 shares owned directly by Dr. Schneider. This also includes 50,000 shares subject to outstanding stock options exercisable on or before March 28, 2003.

(17)

This number includes an aggregate of 2,552,695 shares held by officers and directors which are subject to outstanding stock options exercisable on or before March 28, 2003, 206,000 shares owned by Western General Corp (of which Mr. Jones is president and a director) and 526,492 shares owned by Seahawk Investment Trust, (of which Mr. Jones is a trustee) and 20,033 shares owned by OSCCO III, L.P. of which Mr. Halprin is a general partner. This number also includes 154,633 shares of Series B Preferred Stock owned by Seahawk Investment Trust (of which Mr. Jones is a trustee) that are convertible into 1,546,330 shares of Common Stock.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

General

     The Company’s executive compensation policies are determined by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee is comprised of three nonemployee directors.

     The objective of the Company’s executive compensation program is to align executive compensation with the Company’s business objectives and performance, and to enable the Company to attract, retain and reward executives who contribute to the long-term business success of the Company. The Company’s executive compensation program is based on the same four basic principles that guide compensation decisions for all employees of the Company:

The Company compensates for demonstrated and sustained performance.

The Company compensates competitively.

The Company strives for equity and fairness in the administration of compensation.

The Company believes that each employee should understand how his or her compensation is determined.

     The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution are rewarded by higher levels of compensation. In order to ensure that it compensates its executives competitively, the Company regularly compares its compensation practices to those of other companies of comparable size within similar industries. Through the use of independent compensation surveys and analysis, employee compensation training, and periodic pay reviews, the Company strives to ensure that compensation is administered equitably and fairly and that a balance is maintained between how executives are paid relative to other employees and relative to executives with similar responsibilities in comparable companies.

     The Committee meets at least twice annually. Additionally, the Committee may hold special meetings to approve the compensation program of a newly hired executive or an executive whose scope of responsibility has significantly changed. Each year, the Committee meets with the Chief Executive Officer (“CEO”) regarding executive compensation projections for the next three years and proposals for executive compensation for the next operating year. Compensation plans are based on compensation surveys and assessments as to the demonstrated and sustained performance of the individual executives. The Committee then independently reviews the performance of the CEO and the Company, and develops the annual compensation plan for the CEO based on competitive compensation data and the Committee’s evaluation of the CEO’s demonstrated and sustained performance and its expectation as to his future contributions in leading the Company. At a subsequent meeting of the full Board of Directors, the Committee presents for adoption its findings on the compensation of each individual executive.

Compensation of Executive Officers

     During the fiscal year that ended on October 27, 2002, the Company’s executive compensation program was comprised of the following key components: base salary, annual bonus, and equity-based incentives.

     Base Salary.

     The Compensation Committee annually reviews the salaries of the Company’s executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the Committee considers competitive market conditions for executive compensation, Company performance and individual performance.

     Annual Bonus.

     During fiscal year 2002, Mr. Taft, Mr. Crowley and Mr. Skinner earned bonuses of $204,800, $4,297 and $100,300 respectively. These bonuses reflect the executives officers’ performance against pre-determined goals and objectives for fiscal year 2002.

     Equity-Based Incentives.

     Stock options are an important component of the total compensation of executives. The Company believes that stock options align the interests of each executive with those of the shareholders. They also provide executives a significant, long-term interest in the Company’s success and help retain key executives in a competitive market for executive talent.

     The Company’s 1996 Stock Option Plan authorizes the Committee to grant stock options to executives. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based on past performance of the executive and the relative holdings of other executives in the Company and at other companies in the comparable industry. The option grants generally utilize four-year vesting periods to encourage executives to continue contributing to the Company, and they expire ten years from the date of grant.

     Compensation of the Chief Executive Officer.

     The Company’s CEO’s compensation plan includes the same elements and performance measures as the plans of the Company’s other executive officers. The Compensation Committee evaluates the performance of the Company’s CEO, sets his base compensation and determines bonuses and awards stock or option grants, if any.

     Mr. Steele’s salary for fiscal year 2002 and 2001 was $332,625 and $324,231, respectively. He earned a bonus of $165,000 for fiscal year 2002 and received $60,000 in fiscal year 2002 in consideration for the cancellation of an option he held to purchase 200,000 shares of common stock of the Company. The 2002 earned bonus reflects Mr. Steele’s performance against pre-determined goals and objectives for fiscal year 2002 as well as his role in the attainment of the Company’s overall objectives.

     Deductibility of Executive Compensation.

     The Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

     This Report is submitted by the Compensation Committee.

Kirby L. Cramer
Richard Dulude
Richard S. Schneider, Ph.D.

     This report will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and will not otherwise be deemed to be soliciting materials or to be filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 2002, Mr. Cramer, Mr. Dulude and Dr. Schneider served as members of the Compensation Committee.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth the compensation earned by the Company’s Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for the fiscal year ended on October 27, 2002 were in excess of $100,000 (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company for that fiscal year, as well as the compensation earned by each such individual for the Company’s two preceding fiscal years.

	Annual Compensation			Long-Term Compensation Awards

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Stock Options		All Other Compensation ($)

Gary T. Steele	2002	332,625	165,000	0		60,000	(5)
Chief Executive Officer, President	2001	324,231	0	240,000		0
and Chairman of the Board	2000	304,648	120,000	40,000	(5)	0

David D. Taft	2002	260,157	204,800	0		0
Chief Operating Officer	2001	249,692	0	53,738		0
	2000	238,077	48,200	0		0

Nicholas Tompkins	2002	229,695	0	150,000		0
President and Chief Executive	2001	200,000	0	125,000		0
Officer of Apio, Inc.(3)	2000	189,053	0	2,850,000	(6)	0

Thomas Crowley	2002	204,215	4,297	20,000		0
President and Chief Executive	2001	190,000	0	0		0
Officer of Landec Ag, Inc.(4)	2000	188,077	0	0		0

Gregory S. Skinner	2002	182,281	100,300	50,000		0
Chief Financial Officer & VP.	2001	155,654	0	50,000		0
of Finance and Administration	2000	126,221	55,000	85,000		0

(1)	Includes amounts deferred under the Company’s 401(k) plan.

(2)	Includes bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

(3)	Apio, Inc. is a subsidiary of Landec.

(4)	Landec Ag, Inc. is a subsidiary of Landec.

(5)

In September 2001, Mr. Steele agreed to cancel an option to purchase 200,000 shares of Landec Common Stock in exchange for $60,000, the value of which was determined by an independent appraisal, and paid by the Company in April 2002.

(6)	Consists of options to purchase 850,000 shares of Landec Common Stock and options to purchase 2,000,000 shares of Apio, Inc. common stock.

STOCK OPTION GRANTS IN FISCAL YEAR 2002

     The following table sets forth information for the Named Executive Officers with respect to grants of options to purchase Common Stock of the Company made in the fiscal year ended October 27, 2002.

	Individual Grants
						Grant Date Value
	Number of Securities Underlying Options/SARs Granted		% of Total Options/SARs Granted to Employees in Fiscal Year*

Name				Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(1)

Gary T. Steele	0		0	n/a	n/a	0
David D. Taft	0		0	n/a	n/a	0
Gregory S. Skinner	50,000	(2)	11.61%	$3.80	5/7/2012	142,224
Thomas Crowley	20,000	(2)	4.64%	$3.80	5/7/2012	57,063
Nicholas Tompkins	150,000	(2)	34.82%	$3.18	12/10/2011	340,725

*	Total number of shares subject to options granted by the Company to employees for the fiscal year ended October 27, 2002 was 430,739 shares.

(1)

The Company uses a Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the Named Executive Officers are based on a 5 year expected option life which reflects the Company’s experience that its options, on average, are exercised within 5 years of grant. Other assumptions used for the valuations are: interest rate (risk-free rate of return) of 4.00%; annual dividend yield of 0%; and volatility of 84%. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon a number of factors, including the future performance of the Common Stock, overall market conditions and the timing of option exercises, if any.

(2)

Granted pursuant to the 1996 Stock Option Plan. The shares subject to the option have an exercise price equal to the fair market value of Landec’s Common Stock on the date of grant and vest in 2.08% increments monthly commencing 30 days from the date of the grant, becoming fully vested on the fourth anniversary of the date of the grant.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002
AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information for the executive officers named in the Summary Compensation Table with respect to stock options held by each of them as of October 27, 2002.

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-end (Exercisable/ Unexercisable)(1)	Value of Unexercised In-The-Money Options at Fiscal Year-end (Exercisable/ Unexercisable)(2)

Gary T. Steele	0	$0	375,755/406,418	$86,259/$0
David D. Taft	0	$0	208,391/25,522	$20,838/24,725
Thomas Crowley	0	$0	43,540/41,460	$525/$24,725
Nicholas Tompkins	0	$0	1,125,000/0	$57,292/$5,209
Gregory S. Skinner	0	$0	157,405/87,595	$525/$24,725

(1)	No stock appreciation rights (SARs) were outstanding during fiscal year 2002.

(2)	Based on the closing price of the Company’s Common Stock as reported on the NASDAQ National Market System on October 25, 2002 of $2.25 per share minus the exercise price of the in-the-money options.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of October 27, 2002 about the shares of Common Stock that may be issued upon the exercise of options, warrants or rights under all of the Company’s equity compensation plans, including the 1996 Stock Option Plan, the 1996 Non-Executive Stock Option Plan, the New Executive Stock Option Plan, the 1995 Directors’ Stock Option Plan, the 1988 Stock Option Plan and the 1995 Employee Stock Purchase Plan (ESPP).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))

	(a)	(b)	(c)
Equity Compensation	2,292,360	$4.17	988,377	(1)
Plans Approved by
Shareholders:
Equity Compensation	1,742,990	$5.57	678,056	(2)
Plans Not
Approved by
Shareholders
Total	4,035,350		1,666,433

(1)

Represents shares remaining for issuance pursuant to the 1988 Stock Option Plan, the 1996 Stock Option Plan, the 1995 Directors’ Stock Option Plan and the ESPP. The ESPP includes a feature pursuant to which the number of shares available increases automatically on the first day of each fiscal year by the lower of 225,000 shares or 1.5% of the outstanding shares on that date, or a lower number determined by the Board of Directors.

(2)	Represents shares to be issued pursuant to options that may be granted under the 1996 Non-Executive Stock Option Plan and the New Executive Stock Option Plan.

The 1996 Non-Executive Stock Option Plan

     The 1996 Non-Executive Stock Option Plan authorizes the grant of non-qualified stock options to employees, including officers, and outside consultants of the Company. The plan has not been approved by Landec’s shareholders. The exercise price of the options will be equal to the fair market value of the Company’s Common Stock on the date the options are granted. As amended in 1999, 1,500,000 shares are authorized to be issued under this plan. Options generally are exercisable upon vesting and generally vest ratably over four years.

The New Executive Stock Option Plan

     The New Executive Stock Option Plan authorizes the grant of non-statutory stock options to officers of Landec or officers of Apio or Landec Ag whose employment with each of those companies began after October 24, 2000. The plan has not been approved by Landec’s shareholders. The exercise price of the non-statutory stock options may be no less than 100% and 85%, for named executives and non-named executives, respectively, of the fair market value of Landec’s common stock on the date the options are granted. Options generally are exercisable upon vesting and generally vest ratably over four years. 210,000 shares are authorized to be issued under this plan.

Non-Plan Option Grant

     In November 1999, the Company’s Board of Directors granted to the CEO of Apio a non-statutory stock option to purchase 790,000 shares of Landec’s common stock in connection with the acquisition of Apio. This grant was not approved by Landec’s shareholders. The exercise price of the grant was the fair market value of Landec’s common stock on the date of grant. The option vested over two years.

AUDIT COMMITTEE REPORT

     This report will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and will not otherwise be deemed to be soliciting materials or to be filed under such Acts.

     Composition. The Audit Committee of the Board of Directors consists of the three directors whose signatures appear below and operates under a written charter adopted by the Board of Directors. Each member of the Audit Committee meets the independence requirements of the NASD’s listing standards currently in effect.

     Responsibilities. The responsibilities of the Audit Committee include appointing an accounting firm to be engaged as the Company’s independent auditors. Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes and the Company’s internal controls. The Audit Committee members are not acting as professional accountants or auditors, and their functions are not to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules.

     Review with Management and Independent Auditors. The Audit Committee held four meetings during fiscal year 2002. The Audit Committee met and held discussions with management and representatives of the Company’s independent auditors, Ernst & Young LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee met with the Company’s independent auditors, with and without management present, to discuss the overall scope and plans for their audit, the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees, including the independent auditors’ judgment as to the quality of the Company’s accounting principles.

     In addition, the Company’s independent auditors provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent auditors their independence from management and the Company.

     Charter. The Board adopted a written charter for the Audit Committee on May 1, 2000 and operated under that charter during fiscal year 2002. The Audit Committee has reviewed the relevant requirement under the Sarbanes-Oxley Act of 2002, the final and proposed rules of the SEC and the proposed new listing standards of the NASD regarding audit committee policies. Although not all of these rules and standards have been finalized, on February 20, 2002 the Board amended the charter to implement the final and proposed rules and standards. The Audit Committee intends to further amend its charter, if necessary, when the all of the rules and standards are finalized to reflect additional requirements or changes from the proposals. A copy of the charter as amended is attached to this proxy statement as Appendix A.

     Summary Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended October 27, 2002, as filed with the Securities and Exchange Commission.

     This report is submitted by the Audit Committee.

Stephen E. Halprin
Richard Dulude
Kenneth E. Jones

PERFORMANCE GRAPH

     The following graph summarizes cumulative total shareholder return data (assuming reinvestment of dividends) for the five preceding fiscal years of the Company. The graph assumes that $100 was invested on October 31, 1997 in each of the Common Stock of Landec Corporation, the Standard & Poor’s 500 Stock Index and the NASDAQ Industrial Index. The stock price performance on the following graph is not necessarily indicative of future stock price performance. This graph will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and will not otherwise be deemed to be soliciting materials or to be filed under such Acts.

EMPLOYMENT CONTRACTS, CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 25, 2001, the Company sold 142,857 shares of Series B Preferred Stock (representing 1,428,570 shares of Common Stock on an as-converted basis) to the Seahawk Ranch Irrevocable Trust at a price of $35.00 per share for $5,000,000. During fiscal year 2002, the Company paid dividends totalling 11,776 shares of Series B Preferred Stock to the Seahawk Ranch Irrevocable Trust. Mr. Kenneth E. Jones is a trustee of the Seahawk Ranch Irrevocable Trust and a director of the Company.

     In connection with the acquisition of Apio, Inc. (“Apio”), Landec entered into an employment agreement with Mr. Nicholas Tompkins in 1999 for a term of five (5) years at an annual salary of $200,000. Under the terms of his employment agreement, Mr. Tompkins is employed as a Senior Vice President of Landec and Chief Executive Officer of Apio. Mr. Tompkins employment agreement also provides that in the case of his involuntary termination other than for cause or his resignation for good reason, he will continue to receive his salary through December 2004. Pursuant to the employment agreement, Mr. Tompkins was issued options to purchase up to 850,000 shares of common stock of Landec, and an option to purchase up to 2,000,000 shares of common stock of Apio. In addition, in connection with the acquisition of Apio, Mr. Tompkins was eligible to receive up to $10 million of earn-out payments if Apio exceeded certain earning targets in fiscal years 2000 and 2001. Of such amount, Mr. Tompkins earned $4.1 million in fiscal year 2000 and $579,000 in fiscal year 2001. As of the date of this filing, $3.2 million of the earn out has been paid with the remaining $1.5 million to be paid in equal monthly installments of $150,000 beginning in May 2003 through February 2004.

     Pursuant to the terms of farmer agreements entered into between Apio and the Nick Tompkins Ranch, B & D Farms, Security Farms and Keystone Farms (the “Tompkins Farms”), Apio provides harvesting, packing, cooling and distributing services for produce planted and grown by the Tompkins Farms. The terms of the agreements are substantially the same as the terms offered by Apio to other growers. During fiscal years 2001 and 2002, Apio’s revenues derived from its services to the Tompkins Farms were approximately $5,083,000 and $3,515,000, respectively, and Apio paid the Tompkins Farms an aggregate of approximately $6,051,000 and $6,895,000 in fiscal years 2001 and 2002, respectively. Mr. Tompkins wholly-owns the Nick Tompkins Ranch and has a greater than ten percent (10%) ownership interest in each of B&D Farms, Security Farms and Keystone Farms.

     Apio makes advances to its produce growers for planting, growing and harvesting costs associated with crops in the ordinary course of its business. In connection with the upfront planting, growing and harvesting costs associated with crops from the Nick Tompkins Ranch during fiscal year 2001, Apio advanced the Nick Tompkins Ranch approximately $475,000, evidenced by a note (the “2001 Note”). On December 31, 2001, the amount owed under the 2001 Note including approximately $20,000 in interest was offset by the earn-out payment of $579,000 owed to Nick Tompkins in connection with the acquisition of Apio. Accordingly, the 2001 Note was cancelled and Apio paid Mr. Tompkins the balance of approximately $84,000 in March 2002. In May 2002, Apio advanced to the Nick Tompkins Ranch approximately $1.1 million (the “2002 Note”) for ground lease payments and crop financing expenses in order to maintain current levels of produce sourcing from the Nick Tompkins Ranch. The 2002 Note accrued interest at Apio’s interest rate per its Bank of America loan agreement. Approximately $400,000 of the 2002 Note was repaid on June 30, 2002, and the remainder was offset against the earn-out payment of $4.1 million owed to Nick Tompkins effective January 2, 2003. The advances made to the Nick Tompkins Ranch pursuant to the 2001 Note and 2002 Note were on substantially the same terms as those offered to other produce growers.

     During fiscal year 2002, Apio paid $232,000 in annual ground lease payments to Apio Land Company, which is 50% owned by Nick Tompkins.

     During fiscal year 2002, Stacia Skinner, wife of Mr. Greg Skinner, Landec’s Chief Financial Officer, was employed at Landec and received approximately $134,487 in compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 27, 2002 all Section 16(a) filing requirements applicable to the Company’s officers, directors and holders of more than ten percent of the Company’s Common Stock were complied with, except that Mr. Greene and Mr. Tompkins were each late in filing their Form 4’s.

OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

     It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

GEOFFREY P. LEONARD
SECRETARY

(Intentionally Left Blank)

(Intentionally Left Blank)

2003 ANNUAL MEETING OF SHAREHOLDERS

          The undersigned shareholder of Landec Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 24, 2003, and hereby appoints Gary T. Steele and Gregory S. Skinner, and each of them, with full power of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Landec Corporation to be held on March 27, 2003, at 4:30 p.m. local time, at the Sheraton Hotel, 625 El Camino Real, Palo Alto, California, 94301, and at any adjournment or postponement thereof, and to vote all shares of Common Stock and Series B Preferred Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the Election of Directors in the manner described in the Proxy Statement, and (2) FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending October 26, 2003.

☒	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

          This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). The Board of Directors unanimously recommends a vote FOR all nominees for directors and proposal 2.

1. Election of Directors
FOR all Nominees: Frederick Frank, Stephen E. Halprin, Richard S. Schneider, Ph.D, Kenneth Jones

☐	FOR	☐	AGAINST	☐	ABSTAIN

For all nominees except as noted:

(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending October 26, 2003

☐	FOR	☐	AGAINST	☐	ABSTAIN

and in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature of Shareholder

Date

Signature of Shareholder

Date

APPENDIX A

Landec Corporation

Audit Committee Charter

I.	Purpose

             The purpose of the Audit Committee established by this charter is to assist the Board of Directors (the “Board”) of Landec Corporation (the “Company”) in its oversight of Company affairs relating to (1) the quality and integrity of the Company’s financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the Company’s compliance with legal and regulatory requirements. The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

II.	Charter Review

             The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual Meeting of Shareholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.

III.	Membership

             The Audit Committee shall be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. The members of the Audit Committee shall meet the independence standards and have the financial expertise as required by the National Association of Securities Dealers, Inc. (“NASD”), the SEC and the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”).

IV.	Meetings

             The Audit Committee shall meet separately with the Chief Executive Officer and the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants’ examination and management report.

             The Audit Committee shall have the authority and the funding to retain and compensate special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with members of, or consultants to, the Audit Committee.

V.	Responsibilities

To fulfill its responsibilities and duties, the Audit Committee shall:

	1.	Appoint the independent accountants for ratification by the shareholders and approve the compensation of and oversee the independent accountants.

	2.	Review the plan for and the scope of the audit and related services at least annually.

APP-A-1

3.	Confirm that the proposed audit engagement team for the independent public accountants complies with the applicable auditor rotation rules.

4.

Pre-approve all audit services and permitted non-audit services to be provided by the independent accountants as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To the extent permitted under applicable laws, rules and regulations, and the Company’s bylaws and Articles of Incorporation, the Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services provided such decisions are presented to the full Audit Committee at regularly scheduled meetings.

5.	Inquire of management of the Company and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6.	Review with management any significant changes to GAAP, SEC and other accounting policies or standards that will impact or could impact the financial reports under review.

7.	Review with management and the independent accountants at the completion of the annual audit:

	a.	The Company’s annual financial statements and related footnotes;

	b.	The independent accountants’ audit of the financial statements;

	c.	Any significant changes required in the independent accountants’ audit plan;

	d.	Any serious difficulties or disputes with management encountered during the course of the audit; and

	e.	Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards.

8.	Ensure the receipt of, and review, a report from the independent accountants required by Section 10A of the Exchange Act.

9.

Ensure the receipt of, and review, a written statement from the Company’s independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

10.	Review with the Company’s independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountants.

11.	Take, or recommend that the Board take, appropriate action to oversee the independence of the outside accountants.

12.

Review with management and the independent accountants at least annually the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

13.

Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent accountants, and management. Review with the independent accountants and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

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14.

Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

15.

Oversee the adequacy of the Company’s system of internal accounting controls. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

16.

Oversee the effectiveness of the internal audit function and obtain from the officers that certify the Company’s financial reports an assessment of the internal controls, a report of any fraud in connection with the preparation of reports and any other reports required by applicable laws, rules or regulations.

17.	Oversee the Company’s compliance with the Foreign Corrupt Practices Act.

18.	Oversee the Company’s compliance with SEC requirements for disclosure of independent accountants’ services and Audit Committee members and activities.

19.	Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

20.	Review and approve all related party transactions other than compensation transactions.

21.	Review the periodic reports of the Company with management and the independent accountants prior to filing of the reports with the SEC.

22.	In connection with each periodic report of the Company, review:

	a.	Management’s disclosure to the Audit Committee under Section 302 of the Sarbanes-Oxley Act; and

	b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.

23.

Periodically discuss with the independent accountants, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

24.

Review and discuss with management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts.

25.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

26.	Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

             Finally, the Audit Committee shall ensure that the Company’s independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders and (ii) the Board’s and the Audit Committee’s

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ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).

VI.	Reports

             The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Shareholders.

VII.	Limitations

             While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

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